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Mutual of America
Life Insurance Company
Financial Statements – Statutory-Basis as of and for the Years Ended December 31, 2020, 2019 and 2018, and Independent Auditors’ Report

Financial Statements – Statutory-Basis as of and for the Years Ended December 31, 2020 and 2019:

Table of Contents

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
Consolidated Statutory Financial Statements
For The Years Ended December 31, 2020, 2019 and 2018
Together With Independent Auditors’ Report

1

To the Board of Directors
Mutual of America Life Insurance Company:
We have audited the accompanying consolidated financial statements of Mutual of America Life Insurance Company and subsidiaries (the “Company”), which comprise the consolidated statutory statements of financial condition as of December 31, 2020 and 2019, and the related consolidated statutory statements of operations and surplus, and cash flow for each of the years in the three-year period ended December 31, 2020, and the related notes to the consolidated statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Notes 1 and 10 to the consolidated financial statements, the consolidated financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the consolidated financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the consolidated financial statements of the variances between the statutory accounting practices described in Notes 1 and 10 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the consolidated financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the consolidated financial position of the Company as of December 31, 2020 and 2019, or the results of its consolidated operations or its cash flows for each of the years in the three-year period ended December 31, 2020.

2

Opinion on Statutory Basis of Accounting
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

New York, NY
April 16, 2021

3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF
FINANCIAL CONDITION
AS OF DECEMBER 31, 2020 AND 2019

	2020	2019
ASSETS
General Account assets
Bonds and notes	$ 8,505,591,147	$ 8,032,139,570
Common stocks	29,201,192	346,516,395
Cash, cash equivalents and short-term investments	57,992,506	117,046,858
Guaranteed funds transferable	6,932,539	8,046,812
Real estate	238,884,848	219,861,582
Policy loans	95,285,598	103,955,869
Investment income accrued	78,909,958	74,643,471
Deferred federal income taxes	89,270,558	70,107,988
Other assets	35,081,572	25,998,402
Total General Account assets	9,137,149,918	8,998,316,947
Separate Account assets	16,781,187,729	14,667,350,726
TOTAL ASSETS	$ 25,918,337,647	$ 23,665,667,673
LIABILITIES AND SURPLUS
General Account liabilities
Insurance and annuity reserves	$ 6,716,840,452	$ 7,599,450,995
Other contract holders liabilities and reserves	7,497,800	6,487,466
Funds withheld	1,166,987,550	-
Interest maintenance reserve	11,580,001	12,739,187
Total Other liabilities	395,974,812	386,849,733
Total General Account liabilities	8,298,880,615	8,005,527,381
Separate Account reserves and other liabilities	16,781,187,729	14,667,350,823
Total liabilities before asset valuation reserve	25,080,068,344	22,672,878,204
Asset valuation reserve	108,375,550	155,377,388
Total liabilities	$ 25,188,443,894	$ 22,828,255,592
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	728,743,753	836,262,081
Total surplus	729,893,753	837,412,081
TOTAL LIABILITIES AND SURPLUS	$ 25,918,337,647	$ 23,665,667,673

See accompanying notes to consolidated statutory financial statements.
4

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF
OPERATIONS AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

	2020	2019	2018
INCOME
Premium and annuity considerations	$ 1,086,315,872	$ 2,552,012,159	$ 2,588,375,252
Life and disability insurance premiums	8,346,385	8,786,168	9,341,432
Total considerations and premiums	1,094,662,257	2,560,798,327	2,597,716,684
Separate Account investment and administrative fees	111,604,705	110,027,353	105,982,732
Net investment income	299,875,311	330,632,708	330,354,938
Other, net	10,360,007	9,265,861	9,425,577
Total income	1,516,502,280	3,010,724,249	3,043,479,931
DEDUCTIONS
Change in insurance and annuity reserves	(1,171,300,488)	487,275,454	76,571,432
Annuity and surrender benefits	2,430,327,387	2,256,755,208	2,677,121,083
Death and disability benefits	6,646,948	5,611,602	10,384,613
Operating expenses	328,348,427	294,145,427	271,604,283
Total deductions	1,594,022,274	3,043,787,691	3,035,681,411
Net (loss) gain before dividends	(77,519,994)	(33,063,442)	7,798,520
Dividends to contract holders and policyholders	(53,444)	(57,806)	(61,719)
Net (loss) gain from operations	(77,573,438)	(33,121,248)	7,736,801
Federal income tax benefit	-	20,586	190,871
Net realized capital gains	(40,608,646)	13,455,138	8,078,372
Net (loss) income	(118,182,084)	(19,645,524)	16,006,044
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	47,001,838	(63,980,623)	22,021,697
Unrealized (depreciation) appreciation	(30,960,498)	53,393,502	(29,396,166)
Reserve valuation basis	-	(43,849,651)	(20,844,803)
Nonadmitted assets:
Prepaid assets and other, net	(11,596,840)	(6,641,490)	(3,089,338)
Net deferred income tax asset	18,908,264	16,292,656	13,708,510
Accounting related to:
Qualified pension plan	-	-	(51,999,996)
Nonqualified deferred compensation plan	(5,182,004)	(3,400,000)	(200,002)
Post retirement medical benefit plan	(7,507,004)	(21,900,000)	(2,300,000)
Net change in surplus	(107,518,328)	(89,731,130)	(56,094,054)
SURPLUS
Beginning of year	837,412,081	927,143,211	983,237,265
End of year	$729,893,753	$837,412,081	$927,143,211

See accompanying notes to consolidated statutory financial statements.
5

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS
OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

	2020	2019	2018
Cash flows from operations:
Premium and other income collected	$2,261,063,115	$2,560,779,959	$2,597,885,450
Net investment income	308,010,173	336,214,584	333,595,883
Separate account investment and administrative fees	110,855,513	110,023,784	105,977,099
Benefit payments	(2,440,356,658)	(2,220,311,130)	(2,672,078,244)
Net transfers to separate accounts	296,098,020	(244,666,242)	(108,901,428)
Investment and operating expenses paid	(269,318,073)	(263,388,613)	(215,405,280)
Other, net	8,955,350	7,730,807	5,867,580
Dividends paid to policyholders	(55,692)	(59,582)	(63,298)
Net cash from operations	275,251,748	286,323,567	46,877,762
Cash flows from investments:
Proceeds from investment sold, matured, or repaid:
Bonds and notes	2,669,422,905	1,463,155,997	1,200,953,485
Common stock	447,264,375	279,668,216	115,764,482
Other invested assets	1,313,262	1,451,026	1,984,383
Other	62,151	27,619,749	8,921,605
Total	3,118,062,693	1,771,894,988	1,327,623,955
Cost of investments acquired:
Bonds and notes	(3,230,615,460)	(1,598,189,689)	(1,063,004,871)
Common Stock	(138,620,520)	(347,931,229)	(188,919,167)
Real estate	(30,506,974)	(8,360,354)	(10,450,634)
Other	(61,218,301)	(5,476,302)	-
Total	(3,460,961,255)	(1,959,957,574)	(1,262,374,672)
Net change in policy loans	8,671,116	(116,316)	2,790,019
Net cash (used in) from investment activity	(334,227,446)	(188,178,902)	68,039,302
Cash flows from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	1,107,461	(7,104,672)	(514,052)
Other cash applied	(1,186,115)	(78,539,541)	(63,223,161)
Net cash used in financing and other sources	(78,654)	(85,644,213)	(63,737,213)
Net change in cash, cash equivalents and short term investments:	(59,054,352)	12,500,452	51,179,851
Cash, cash equivalents and short term investments:
Beginning of year	117,046,858	104,546,406	53,366,555
End of year	$57,992,506	$117,046,858	$104,546,406

See accompanying notes to consolidated statutory financial statements.
6

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

1.  Summary of Significant Accounting Policies
Principles of Consolidation
The accompanying statutory financial statements include the consolidated accounts of Mutual of America Life Insurance Company (“Mutual of America”) and its wholly owned subsidiaries (collectively referred to as the “Company”), as permitted by the New York State Department of Financial Services. Mutual of America Holding Company LLC (“Holdings”) is a wholly-owned subsidiary of Mutual of America. Its purpose is to act as a holding company organization for activities to be carried out by its subsidiary operating companies, which presently consist of Mutual of America Securities LLC (“Securities”), Mutual of America Capital Management LLC (“Capital Management”), 320 Park Analytics LLC (“320 Park”) and Mutual of America Insurance Agency LLC (“Agency”). Securities, the broker-dealer, is the distributor of the Mutual of America Investment Corporation and the Mutual of America Variable Insurance Portfolios and the variable insurance contracts offered by Mutual of America. Capital Management is the investment advisor (the “Advisor”) to the General Account of Mutual of America, Mutual of America Investment Corporation (“Investment Corporation”), an affiliate, and Mutual of America Variable Reinsurance Portfolios, an affiliate. 320 Park provides independent analysis and/or benchmarking services to assist plan sponsors. When it becomes active, Agency will be the Company that employs the Mutual of America sales force. All intercompany balances and transactions have been eliminated in consolidation.
Nature of Operations
Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Sales operations are conducted primarily through a network of regional offices staffed by salaried consultants.
Basis of Presentation
The accompanying consolidated statutory financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”). Such practices differ from U.S. Generally Accepted Accounting Principles (“GAAP”). The significant variances between such practices and GAAP are described in Note 10. The ability of the Company to fulfill its obligations to contract holders and policyholders is of primary concern to insurance regulatory authorities.
The National Association of Insurance Commissioners (“NAIC”) has codified Statutory Accounting Principles (“Codification”). The New York Department issued Regulation No. 172 (“Regulation No. 172”), which adopted Codification as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by Regulation No. 172, as amended through December 31, 2020, are reflected in the accompanying consolidated statutory financial statements.
The preparation of the Company’s consolidated statutory financial statements requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, surplus, income and deductions at the date of the consolidated statutory financial statements. Actual results may differ from these estimates. The most significant estimates include those used in the recognition of other-than-temporary impairments, the valuation of insurance and annuity reserves, the valuation of pension and employee benefit plan liabilities and the valuation of deferred tax assets.

7

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

1.  Summary of Significant Accounting Policies (continued)
Asset Valuations
Cash. Cash Equivalents and Short-Term Investments - Cash equivalents are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of ninety days or less. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Cash equivalents and Short-term investment transactions are recorded on a trade date basis.
Bonds and Notes - Investment valuations are prescribed by the NAIC. Bonds in good standing, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Bond and note transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. At December 31, 2020, there were six securities with a fair value of $26.6 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to determine the fair value of these securities. The Company recorded an unrealized gain of $1.0 million to adjust the carrying value of these securities. These securities are required to be reported at the lower of amortized cost or fair value. At December 31, 2019, there were six securities with a fair value of $28.4 million that were valued using this methodology. Bonds are carried at the lower of amortized cost or fair value when their NAIC rating has fallen to class six and/or are deemed to be impaired. During 2019, the company recorded an unrealized gain of $1.5 million to adjust the carrying value of these securities.
Payment speeds for mortgage-backed and structured securities are based on cash flows obtained from an independent analytic agency and are applied on a quarterly basis.
Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, the financial health and specific prospects of the issuer, the likelihood that the Company will be able to collect all of the amounts due according to the contractual terms of the debt security in effect at the time of the acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads, and the Company’s intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If a credit related impairment is determined to be other-than-temporary, a direct write-down is recorded as a realized capital loss whereas interest-related other than temporary impairment losses are recorded in the Interest Maintenance Reserve (IMR) and a new cost basis for the bond is recorded. See Note 20 – Fair Value Measurements, for further discussion on valuation methods for assets and liabilities.

8

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

1.  Summary of Significant Accounting Policies (continued)
During 2020, management determined that two securities with an unadjusted book value of $60.9 million would not meet their contractual obligation for the payment of principal and interest at maturity and determined that these securities were impaired. These securities were written down to fair value at the date of impairment and the Company recognized a $49.8 million realized capital loss on the write-down which is reflected in the amount of net realized capital losses on the statement of operations. There were no impairments in 2019. Additionally, the Company recognized $8.2 million and $4.9 million of realized capital gains not subject to the Interest Maintenance Reserve at December 31, 2020 and 2019, respectively. These gains are reflected in the amount of net realized capital (losses)/ gains on the statement of operations.
Investments in stocks of unconsolidated subsidiaries are carried at the underlying equity of the entity.
Common Stocks – Common stocks in good standing are stated at fair value. Unrealized gains and losses are recorded directly to unassigned surplus.
Losses that are considered to be other-than-temporary are recognized in net income when incurred. All equity investments are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of its cost for a continuous nine-month period. The Company writes down common stocks that it deems to have an other-than-temporary impairment after considering a wide range of factors including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer. The Company also considers other qualitative and quantitative factors in its evaluation of other- than-temporary impairments. Furthermore, during 2019 the Company’s impairment policy for common stock was further modified so that any equity position in an unrealized loss position for a continuous twelve-month period is deemed impaired and a new cost basis is established, with a corresponding recognition of a realized capital loss. At December 31, 2020 and 2019, common stocks included $27.6 million and $10.2 million, respectively, invested in a Mutual of America sponsored series of mutual funds. During 2019 the Company liquidated a portion of the seed money invested in the Mutual of America Investment Corporation Small Cap Equity Index Fund (an affiliated entity) and recognized a loss of $0.5 million. During 2020 the Company liquidated in its entirety its holdings in Large-Cap and Small-Cap Value equity securities, recognizing a net realized capital gain of $7.8 million on the transaction. The December 31, 2019, investment amounts also include $334.8 million, invested in actively managed Large-Cap and Small-Cap Value equity strategies.
Guaranteed Funds Transferable – Guaranteed funds transferable consist of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, transferrable through 2030.
Real Estate – Real estate, which is classified as Company occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $233.6 million and $222.2 million at December 31, 2020 and 2019, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

9

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

1.  Summary of Significant Accounting Policies (continued)
Policy Loans – Policy loans are stated at the unpaid principal balance of the loan. During 2020, 2019 and 2018, the Company recognized $0.1 million, $0.3 million, and $0.3 million, respectively, of realized capital losses on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balances of the policy loans were unsuccessful. There were no additional unrealized losses recorded in 2020, 2019 and 2018.
Other – Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered “non-admitted assets” and are excluded from the consolidated statutory statements of financial condition.
Insurance and Annuity Reserves
Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.5 billion at December 31, 2020 and 2019, respectively, are based on mortality and interest rate assumptions (ranging from 2.75% to 4.00% at December 31, 2020 and 2019), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.
Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2020 and 2019, averaged 1.85% and 2.25%, respectively, and are deemed sufficient to provide contractual surrender values for these funds. These reserves, which were $5.1 billion and $6.0 billion at December 31, 2020 and 2019, respectively, are subject to discretionary withdrawal at book value.
Reserves for life and disability insurance are based on mortality, morbidity, and interest rate assumptions, and meet statutory requirements.
Effective January 1, 2019, the Company voluntarily lowered the interest rate used to value $505.1 million of fixed interest guarantee annuity contracts issued prior to January 1, 2018. Such contracts, which had valuation rates ranging from 4.25% to 5.25%, were lowered to a valuation interest of 4.00%. The effect of this change was to increase policyholder reserves and reduce statutory surplus by $43.8 million at January 1, 2019.
Effective January 1, 2018, the Company voluntarily lowered the interest rate used to value $388.1 million of fixed interest guarantee annuity contracts issued prior to January 1, 2018. Such contracts, which had valuation rates ranging from 5.50% to 6.50%, were lowered to a valuation interest of 5.25%. The effect of this change was to increase policyholder reserves and reduce statutory surplus by $20.8 million at January 1, 2018.
There was no reserve strengthening for the year-ended December 31, 2020.
Interest Maintenance and Asset Valuation Reserves
Realized gains and losses, including certain other-than-temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the IMR and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

10

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

1.  Summary of Significant Accounting Policies (continued)
An AVR, applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other-than-temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.
Separate Account Operations
Variable annuity considerations and certain variable life insurance premiums may be allocated at participants’ discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by the Advisor, and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company’s Consolidated Statutory Statements of Operations and Surplus. Investment advisory charges are based on the specific fee charged for each of the individual underlying investments of the Separate Accounts and are assessed as a percentage of the plans or participant’s account balance. Certain Separate Account administrative charges are assessed as a percentage of the plan’s or participant’s account balance as determined by the Company’s pricing tiers, which are based on established ranges of plan or participant account balances. In 2020, 2019 and 2018 such charges were equal to approximately 0.63%, 0.83%, and 0.84%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Advisor are included in the Consolidated Statutory Statement of Operations and Surplus. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants’ corresponding equity in the Separate Accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying consolidated statutory financial statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $16.8 billion and $14.7 billion at December 31, 2020 and 2019, respectively are subject to discretionary withdrawal at fair value.
Premiums and Annuity Considerations
All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represent the vast majority of the Company’s annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the premium paying period of the related policies. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.
As more fully described in Note 5, premiums ceded to the reinsurer will be reflected net on the consolidated statutory statement of operations and surplus.

11

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

1.  Summary of Significant Accounting Policies (continued)
Investment Income and Expenses
General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred. All due and accrued investment amounts greater than 90 days are treated as non-admitted. The investment income amount due and accrued greater than 90 days was $2.1 million at both December 31, 2020 and 2019, respectively.
2.  Investments
Valuation
The statement and fair values of investments in fixed maturity securities (bonds and notes) at December 31, 2020 and 2019 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.
December 31, 2020 (in millions)	Statement Value	Gross Unrealized		Fair Value
		Gains	Losses
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$627.9	$25.8	$0.4	$653.3
Commercial mortgage-backed securities	7.8	0.2	–	8.0
Other asset-backed securities	–	–	–	–
Total	$635.7	$26.0	$0.4	$661.3
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	2,488.7	94.3	4.2	2,578.8
Obligations of states and political subdivisions	–	–	–	–
Debt securities issued by foreign governments	–	–	–	–
Corporate securities	5,466.9	436.5	15.5	5,887.9
Total	$8,591.3	$556.8	$20.1	$9,128.0

December 31, 2019 (in millions)	Statement Value	Gross Unrealized		Fair Value
		Gains	Losses
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$595.1	$7.8	$1.0	$601.9
Commercial mortgage-backed securities	78.5	3.1	–	82
Other asset-backed securities	–	–	–	0.0
Total	$673.6	$10.9	$1.0	$683.5
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	2,775.5	57.1	5.0	2,827.6
Obligations of states and political subdivisions	–	–	–	–
Debt securities issued by foreign governments	–	–	–	–
Corporate securities	4,670.8	216.7	28.7	4,858.8
Total	$8,119.9	$284.7	$34.7	$8,369.9

12

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

2.  Investments (continued)
The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. As of December 31, 2020, approximately 100% of the $3.2 billion invested in mortgage-backed securities that are included in the captions “U.S. Treasury securities and obligations of U.S. government corporations and agencies” and “Residential mortgage-backed securities” in the immediately preceding table were issued and guaranteed by the United States Treasury, Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA). The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure.
Cash equivalents with a statement value and fair value of $68.3 million and $65.3 million at December 31, 2020 and 2019, respectively, and short-term investments with both a statement value and a fair value of $17.6 million and $16.6 million, respectively, are included in the above tables. At December 31, 2020 and 2019, the Company had $3.5 million and $3.4 million, respectively, (par value of $3.5 million at December 31,2020 and $3.4 million at December 31, 2019) of its long-term fixed maturity securities on deposit with various regulatory agencies.
Fair Value
The Company values its financial instruments at fair value. Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:
•
Level 1 — quoted prices in active markets for identical securities.
•
Level 2 — quoted prices for similar assets in active or non-active markets or other significant observable inputs (including yield, quality, coupon, rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•
Level 3 — significant unobservable inputs (including the assumptions in determining the fair value of investments).
The Company has determined the fair value inputs used to measure all of its assets that are considered financial instruments, which include fixed maturity securities, common stocks, cash, cash equivalents, short term investments, policy loans, guaranteed funds transferrable and Separate Account funds whose net asset values are calculated on a daily basis. Cash, cash equivalents, common stocks, investments in publicly traded mutual funds that are registered with the Securities and Exchange Commission and Separate Account assets were determined to be Level 1. Separate Account liabilities, which are equal to Separate Account assets, are determined to be Level 1 as the value of these liabilities changes in conjunction with the change in Separate Account assets. The vast majority of the Company’s fixed maturity securities (bonds and notes), and all of its policy loans, and other invested assets were determined to be Level 2. Finally, certain fixed maturity securities and the guaranteed funds transferrable, representing less than 1% of the total, for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities.

13

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

2.  Investments (continued)
The following tables provide fair value information at December 31, 2020 and 2019, about the Company’s assets that are considered financial instruments:
As of December 31, 2020 Financial Instruments (in millions)	Level 1	Level 2	Level 3	Total
Bonds and notes	$–	$9,021.8	$26.7	$9,048.5
Common stocks	29.2	–	–	29.2
Cash, cash equivalents and short term investments	58.0	–	–	58.0
Policy loans	–	95.3	–	95.3
Guaranteed funds transferrable	–	–	7.3	7.3
Separate Account assets	16,781.5	–	–	16,781.5
Total	$16,868.7	$9,117.1	$34.0	$26,019.8

As of December 31, 2019 Financial Instruments (in millions)	Level1	Level2	Level3	Total
Bonds and notes	$-	$8,256.4	$31.4	$8,287.8
Common stocks	346.5	–	–	346.5
Cash, cash equivalents and short term investments	117.0	–	–	117.0
Policy loans	–	104.0	–	104.0
Guaranteed funds transferrable	–	–	8.3	8.3
Separate Account assets	14,667.4	–	–	14,667.4
Total	$15,130.9	$8,360.4	$39.7	$23,531.0
The fair value of Level 3 assets decreased from $39.7 million at December 31, 2019, to $33.6 million at December 31, 2020, primarily as a result of the change in fair value of Level 3 assets, net of interim paydowns, during the year. The fair value of bonds and notes classified as Level 3 decreased by $4.7 million in 2020 as a result of the redetermination of the fair value, net of paydowns, on these securities during the year. Additionally, during 2019 one Level 3 security with a book adjusted carrying value of $1.5 million was sold and a realized gain of $2.3 million was recognized on the transaction. This amount is included in net realized capital gains not subject to the IMR on the statement of Operations and Surplus. There were no sales of Level 3 securities in 2020. The guaranteed funds transferrable fair value declined due to the receipt of scheduled principal payments during the year. There were no additional securities added to the Level 3 classification and there were no securities transferred between Levels 1, 2 & 3 during 2020 and 2019.
In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed at December 31, 2020 and 2019.

14

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

2.  Investments (continued)
Unrealized Gains and Losses
At December 31, 2020 and 2019, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:
December 31 (in millions)	2020	2019	Change
Common Stock	$4.3	$35.5	$(31.2)
Bonds and notes	(3.9)	(4.4)	0.5
Other assets	(1.2)	(0.9)	(0.3)
Net unrealized appreciation (depreciation)	$(0.8)	$30.2	$(31.0)
Net unrealized appreciation related to the Company’s bonds, equity securities and other assets decreased by $31.0 million during the year. Net unrealized appreciation of $4.3 million related to equity securities at December 31, 2020, consists of $4.4 million of gross unrealized gains and $0.1 million of gross unrealized losses, of which none of the unrealized losses are greater than 12 months old. Net unrealized appreciation of $35.5 million related to equity securities at December 31, 2019, consisted of $40.1 million of gross unrealized gains and $4.6 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old.
The following is an analysis of the fair values and gross unrealized losses as of December 31, 2020 and 2019, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2020 and 2019, were $20.1 million and $34.7 million, respectively, and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from general changes in interest rates and credit spread widening and are not due to fundamental credit problems that exist with the specific issuers. The Company has the ability and intent to hold those securities that are in an unrealized loss position for a sufficient period of time in order for them to recover.
The tables that follow exclude $7.7 billion and $7.4 billion at December 31, 2020 and 2019, respectively, represent the book value of those securities whose fixed maturity securities are in an unrealized gain position.

15

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

2.  Investments (continued)
	Twelve Months or Less			Twelve Months or Greater
December 31, 2020 ($ in millions)	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
Fixed maturities:
Mortgage and asset backed securities:	$284.1	$6.6	54	$11.2	$4.7	3
Residential mortgage-backed securities	–	–	–	–	–	–
Commercial mortgage-backed securities	0.3	–	1.0	–	–	–
Other asset-backed securities	–	–	–	–	–	–
Total	$284.4	$6.6	55	$11.2	$4.7	3
U.S. Treasury securities and obligations of U.S Government corporations and agencies	322.9	2.4	11	1.3	–	3
Obligations of states and political subdivisions
Corporate Securities	190.1	1.4	12	35.8	5.0	3
Total	$797.4	$10.4	78	$48.3	$9.7	9

	Twelve Months or Less			Twelve Months or Greater
December 31, 2019 ($ in millions)	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage-backed securities	$40.3	$0.2	12	$112.9	$0.8	32
Commercial mortgage-backed securities	9.1	0.1	1	–	–	–
Other asset-backed securities	–	–	–	–	–	–
Total	$49.4	$0.3	13	$112.9	$0.8	32
U.S. Treasury securities and obligations of U.S Government corporations and agencies	324.3	2.1	61	183.2	2.8	70
Obligations of states and political subdivisions	–	–	–	–	–	–
Corporate Securities	101.3	0.6	31	137.7	27.8	16
Total	$475.0	$3.0	105	$433.8	$31.4	118
Realized Capital Gains and Losses
Net realized capital gains (losses) reflected in the Consolidated Statements of Operations and Surplus for the years ended December 31, 2020 and 2019, were as follows:
December 31 (in millions)	2020	2019
Common Stock	$8.3	$10.5
Fixed maturities	(49.1)	3.3
Other assets	(0.2)	(0.3)
Net realized capital gains (losses)	$(41.0)	$13.5

16

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

2.  Investments (continued)
At December 31, 2020 and 2019, the book value and fair value of the Company’s mortgage-backed and asset-backed securities portfolios totaled $2.8 billion and $2.9 billion, and $3.3 billion and $3.3 billion, respectively, of which approximately 99% in both 2020 and 2019 are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.
Sales of investments, including maturities paydowns and calls, in fixed maturity securities resulted in $14.9 million of net interest rate related gains and $3.5 million of net interest rate related gains being accumulated in the IMR in 2020 and 2019, respectively, as follows:
December 31 (in millions)	2020	2019
Fixed maturity securities
Proceeds	$1,521.7	$628.6
Gross realized gains	23.2	9.5
Gross realized losses	(8.3)	(6.0)
During 2020 and 2019, $16.1 million and $12.9 million, respectively, of the IMR was amortized and included in net investment income.
Sales of investments in equity securities resulted in $8.3 million and $10.5 million of net capital gains in 2020 and 2019, respectively, being recognized in net income as follows:
Equity securities	2020	2019
Proceeds	$470.4	$279.7
Gross realized gains	44.6	27.6
Gross realized losses	(36.3)	(17.1)
Maturities
The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2020, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.
December 31, 2020 (in millions)	Statement Value	Fair Value
Due in one year or less	$778.5	$788.2
Due after one year through five years	4,253.8	4,509.4
Due after five years through 10 years	2,220.1	2,480.2
Due after 10 years	1,264.5	1,283.0
Total	8,516.9	9,060.7

17

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

3.   Guaranteed Funds Transferable
In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company (Hancock), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.
The guaranteed funds are transferable to Mutual of America over time through 2030 and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $6.9 million and $8.0 million at December 31, 2020 and 2019, respectively. The actual interest and other allocated investment earnings related to this contract amounted to $0.7 million, 0.7 million, and $0.6 million in 2020, 2019, and 2018 respectively, and are included in net investment income.
4.  Real Estate
Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $11.4 million, $10.1 million, and $9.3 million in 2020, 2019, and 2018, respectively.
5.  Reinsurance
The Company entered into a 50% Coinsurance and Modified Coinsurance (“Modco”) Agreement, effective, December 31, 2020. The reinsurance covers approximately one-half of the 3% guarantee business in the General Account and the Separate Account accumulations that have a 3% General Account minimum interest guarantee associated with that contract. Investors in the Separate Accounts are able to transfer their accumulations to the General Account at any time without penalties.
The general account business was structured as a 50% quota share coinsurance arrangement pertaining to approximately $1.169 billion of General Account reserves. As part of the Reinsurance Agreement, the Company segregated $1.162 billion of assets comprised of corporate bonds and mortgage-backed securities and an additional $6.9 million in contract loans for those contracts that have a loan provision, which approximates one-half of the 3% business to a Reinsurance funds withheld account. While the assets will continue to be maintained and reported on the Company’s consolidated statements of financial condition, the reinsurer will receive the investment income and realized gains and losses from those assets while the Company receives the 3% credited on the General Account business ceded and an expense load per person to cover the expense of administering the business. The expense load will be recognized as other income on the consolidated statutory statements of operations and surplus.
The Separate Account business is in the form of a 50% quota share modified coinsurance agreement covering approximately $1.0 billion of separate account reserves that represent approximately one-half of the 3% business. The Company will provide to the reinsurer Separate Account fees for the quota share portion of the reinsured business and will be reflected in the consolidated statutory statements of operations and surplus
In the event that the reinsurer does not meet their obligations under the terms of the reinsurance agreement, reinsurance recoverable balances could become uncollectible. Mutual of America still has the primary responsibility for the payment of benefits as the reinsurance agreement does not discharge the Company’s obligation as primary insurer. Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential

18

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

5.  Reinsurance (continued)
impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish the reinsurance and evaluates the financial strength of the reinsurer.
6.  Pension Plan And Postretirement Benefits
Pension Benefit and Other Benefit Plans
The Company has a qualified, noncontributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average earnings. The Company’s funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 (ERISA). The Company also maintains a nonqualified deferred compensation plan that provides benefits to employees whose total compensation or calculated benefit exceeds the maximum allowable limits for qualified retirement plans under ERISA.
The Company also has two other defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical, dental and vision benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America. To the extent that the claims do not exceed stop-loss limits for single life occurrences, the plans are self-insured. Stop-loss coverage is purchased from an unaffiliated carrier. The postretirement benefit plan expense required to be recorded under these plans was $30.4 million, $24.2 million, and $21.3 million in 2020, 2019, and 2018, respectively.
As of January 1, the Company recognized the following liabilities in the financial statements (in millions):
	Pension Benefits			Other Benefits
	2020	2019	2018	2020	2019	2018
Transition Liability	$9.9	$11.7	$8.6	$7.8	$1.9	$2.5
Accrued Benefit Cost	36.1	44.3	6.7	201.0	66.8	65.6
Funded Status	$46.0	$56.0	$15.3	$208.8	$68.7	$68.1
For other benefits, as of January 1, 2020 and 2019 the Company had total recognized liabilities of $141.3 million and $112.2 million, respectively, for the postretirement medical plans and $67.5 million and $68.7 million, respectively, for the nonqualified deferred compensation plans. The $141.3 million and $112.2 million recognized liability for the postretirement medical plans at January 1, 2020 and 2019 consisted of an unamortized transition liability of $5.6 million and $5.6 million respectively, and an accrued benefit cost of $135.7 million and $106.6 million, respectively. For the nonqualified deferred compensation plan, the recognized liability at January 1, 2020 and 2019 consisted of an unamortized transition liability of $2.2 million and $1.9 million, and an accrued benefit cost of $65.3 million and $66.8 million, respectively.

19

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

6.  Pension Plan And Postretirement Benefits (continued)
The minimum required amortization of the unrecognized transition liabilities is as follows (in millions):
Date	Pension Benefits	Other Benefits
12/31/2020	$9.9	$7.8
12/31/2021	–	5.6
12/31/2022	–	5.6
Total	$9.9	$19.0
The expected amortization of the unrecognized transition liability will be $5.6 million for the postretirement medical plan and nothing for the non-qualified deferred compensation plan per year through no later than 2022. There was an additional charge to surplus for the post-retirement medical plan of $7.5 million and $18.4 million in 2020 and 2019, respectively, and an additional charge to surplus for the non-qualified deferred compensation plan of $5.2 million in 2020 and $3.4 million in 2019.
On January 1, 2018 an adjustment to surplus for $15.5 million was recorded for new mortality tables. Furthermore, during 2018 there was an additional charge to surplus of $36.5 million related to the qualified defined benefit plan to adjust the unrecognized transition liability to the expected amortization amount calculated when Statement of Statutory Accounting Principles (“SSAP”) No. 102 was adopted
The following table provides a status of the Company’s pension and postretirement benefit plans as of December 31, 2020 and 2019 (in millions):
	Pension Benefits		Other Benefits
	2020	2019	2020	2019
Accumulated Benefit Obligation	$309.1	$310.4	$43.6	$47.1
Projected Benefit Obligation	$392.4	$393.8	$226.3	$218.2
Plan Assets at Fair Value	334.3	352.2	–	–
Funded Status	$(58.1)	$(41.6)	$(226.3)	$(218.2)
Accrued Benefit Cost	64.3	36.1	215.1	182.6
Additional Surplus Charge greater than minimum	–	–	11.2	18.4
Unrecognized items	$6.2	$(5.5)	$(0.0)	$(17.2)
Prior Service Costs	$–	$-	$7.3	$6.4
Unrecognized (Losses) Gains	(126.8)	(138.7)	(94.0)	(86.6)
Additional Surplus Charge Beyond Minimum	–	–	–	–
Transition asset	126.8	133.2	75.5	63.0
Total Unrecognized Liability	$-	$(5.5)	$(11.2)	$(17.2)

20

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

6.  Pension Plan And Postretirement Benefits (continued)
The components of net periodic benefit costs as calculated in the January 1, 2020, 2019, and 2018 plan valuations are as follows:
	Pension Benefits			Other Benefits
December 31 (in millions)	2020	2019	2018	2020	2019	2018
Service costs	$19.0	$16.6	$17.9	$7.1	$6.2	$6.7
Interest cost on Projected Benefit Obligation (PBO)	11.7	14.6	13.0	6.9	7.6	7.1
Expected return on plan assets	(28.0)	(25.8)	(28.9)	–	–	–
Prior services costs	–	–	–	(1.0)	(.8)	(0.7)
Settlement	29.5	–	–	10.2	6.4	1.9
Amortization of unrecognized net loss (gain)	11.1	11.7	8.6	7.2	4.8	6.3
Net benefit expense	$43.3	$17.1	$10.6	$30.4	$24.2	$21.3
During 2020, 2019, and 2018 pension expense for the non-qualified deferred compensation plan included a $10.2 million, $6.4 million, and $1.9 million of settlement loss, resulting from the level of lump-sum benefit payments made from the non-qualified plan during those years exceeding the plans interest and service cost.
The changes in the PBO and plan assets are as follows:
December 31 (in millions)	Pension Benefits		Other Benefits
	2020	2019	2020	2019
Change in PBO
PBO, beginning of the year	$393.8	$357.4	$218.2	$190.8
Service costs	19.0	16.6	7.1	6.2
Interest costs	11.7	14.6	6.9	7.6
Change in assumptions/plan amendments	18.3	35.3	12.6	29.7
Actuarial loss (gain)	36.5	10.2	10.5	5.6
Benefits and expenses paid	(86.9)	(40.3)	(29.0)	(21.7)
PBO, end of year	$392.4	$393.8	$226.3	$218.2

December 31 (in millions)	Pension Benefits		Other Benefits
	2020	2019	2020	2019
Change in Plan Assets
Plan assets, beginning of the year	$352.2	$295.9	–	–
Employer contributions	15.0	25.0	–	–
Return on plan assets	54.0	71.6	–	–
Benefits and expenses paid	(86.9)	(40.3)	–	–
Plan assets, end of year	$334.3	$352.2	–	–
Plan assets (lower than) PBO	$(58.1)	$(41.6)	$(226.3)	$(218.2)

21

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

6.  Pension Plan And Postretirement Benefits (continued)
At December 31, 2020 and 2019, all of the pension plan assets are invested in several of the investment funds offered by the Company’s Separate Accounts and in the Company’s General Account, and consisted of approximately 81.1% in equity investments and 18.9% in fixed-income investments and 83.0% in equity and 17.0% in fixed-income investments, respectively. A distribution of plan assets by investment objective as of December 31, 2020 and 2019 are as follows:
December 31, (in millions)	2020	2019
Fixed Income Funds	$58.8	$56.9
Equity Funds:
Index	153.4	168.3
Growth	69.4	73.7
Balanced	48.5	50.2
Total Level 1 Investments	$330.1	$349.1
General Account	4.2	3.1
Total plan assets	$334.3	$352.2
The underlying investments in the funds of the Separate Accounts are based on quoted market prices within an active market and as such are classified as Level 1. Amounts held in the General Account are valued at contract value, which is equal to fair value, and are considered to be cash equivalents that are not subject to fair value evaluation.
The Company made contributions to its defined benefit pension plan of $15 million in 2020 and $25.0 million in 2019 and 2018. The Company estimates that it will make a contribution of $15 million to this plan in 2021. Benefits expected to be paid from this plan total $32.9 million in 2021, $26.8 million in 2022, $23.9 million in 2023, $23.9 million in 2024 and $26.5 million in 2025. The aggregate benefits expected to be paid in 2026 through 2030 total approximately $152.6 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2020.
The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:
	Pension Benefits			Postretirement Medical			Non Qualified Deferred Compensation
Weighted average Assumptions at December 31	2020	2019	2018	2020	2019	2018	2020	2019	2018
Discount rate	2.50%	3.00%	4.10%	2.90%	3.40%	4.30%	2.20%	2.80%	3.90%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%	5.00%	5.00%	5.00%
Expected return on plan assets	8.50%	8.50%	8.50%	–	–	–	–	–	–
The Company’s overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 80% equity investments and 20% fixed-income investments. The Company believes

22

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

6.  Pension Plan And Postretirement Benefits (continued)
that this investment mix properly matches the plan’s benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 3.00%) based upon historical 30-year rolling averages. In selecting the expected long-term rate of return assumption, an underlying inflation assumption of 2.50% was selected taking into account historical inflation data and future inflation expectations.
The health care cost trend rate assumption impacts the amounts reported for the postretirement benefit plans. The assumption is 4.8% for 2021 and beyond. Benefits expected to be paid from this plan and the nonqualified deferred compensation plan total $17.2 million in 2021, $10.4 million in 2022, $9.9 million in 2023, $10.7 million in 2024 and $13.8 million in 2025. Aggregated benefits expected to be paid in the period 2026 through 2030 total approximately $65.3 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2020.
Savings and Other Incentive Plans
All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee’s contributions up to 6% of salary. The Company contributed $3.2 million in 2020, 2019 and 2018. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $13.2 million, $13.9 million, and $10.7 million in 2020, 2019, and 2018, respectively. At December 31, 2020, 2019 and 2018, the accrued liability related to these plans was $24.4 million, $24.6 million and $22.6 million, respectively.
7.  Commitments and Contingencies
Rental expenses approximated $21.8 million, $26.4 million, and $25.2 million as of December 31, 2020, 2019, and 2018, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: 4.4 million in 2021; $3.6 million in 2022; $3.4 million in 2023; $3.2 million in 2024; $2.6 million in 2025 and $4.3 million in 2026 and beyond. Such leases are principally for leased office space and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.
The Company is involved in various legal actions that have arisen in the course of the Company’s business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company’s consolidated financial statements.
8.  Federal Income Taxes
The Tax Cuts and Jobs Act (TCJA) was signed into law on December 22, 2017. The centerpiece of the new tax law reduces the corporate tax rate from 35% to 21%, effective January 1, 2018. The TCJA impacts life insurance companies by requiring them to take into account a specific percentage of the

23

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

8.  Federal Income Taxes (continued)
increase or decrease in statutory reserves; revising the capitalization rule for deferred acquisition costs; changes the net operating loss carryover rules for life insurance companies; modifies the proration rules; and, other amendments that will have the effect of reducing tax deductions.
Mutual of America adopted SSAP No. 101, Income Taxes, a replacement of SSAP No. 10R, effective January 1, 2012. During the first quarter of 2012, Regulation No. 172 was amended to adopt the provisions of SSAP No. 101. This guidance requires that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America’s net Admitted DTA must be recorded as a separate component of gains and losses in surplus. Net DTAs are required to be recorded as an admitted asset to the extent that the amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company’s risk-based capital ratio exceeding certain thresholds.
A reconciliation of the income tax benefit recognized in the Company’s consolidated statutory statement of operations and surplus to the amount obtained by applying the statutory rate of 21% in 2020, 2019 and 2018 to net gain from operations before federal income taxes follows:
December 31 (in millions)	2020	2019	2018
Net (Loss) Gain from Operations	$(77.5)	$(33.1)	$7.7
Statutory rate	21%	21%	21%
Tax at statutory rate	(16.3)	(7.0)	1.6
Investment Items	(9.6)	3.4	(1.3)
Expense Items	(20.9)	(19.4)	(20.9)
Net operating loss related to Dividend Received Deduction	–	(1.8)	(0.2)
Nonadmitted Assets	(2.0)	(1.4)	(0.7)
Prior year true-up	4.6	2.5	–
Other including LLC adjustment	–	(3.7)	(3.1)
Valuation Allowance	167.7	–	–
Total Income Tax (Expense) Benefit	$123.5	$(27.4)	$(24.6)
Income Tax Benefit (Expense):
Current - Consolidated	$–	$–	$(0.3)
Deferred - Non-Insurance Companies	–	–	0.1
Income Tax Benefit on Operating Earnings	$–	$–	$(0.2)
Deferred Federal Income Tax, in Surplus	$123.5	$(27.4)	$(24.4)
Total Income Tax (Expense) Benefit	$123.5	$(27.4)	$(24.6)
The federal income tax expense of $123.5 million in 2020 and benefit of ($27.4) million in 2019, respectively relates primarily to the change in the deferred income tax incurred by Mutual of America.

24

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

8.  Federal Income Taxes (continued)
The components of the net DTA recognized in the Company’s consolidated statement of financial condition are as follows:
December 31 (in millions)	2020	2019
Total gross DTAs excluding unrealized (gains) losses	$390.1	$250.9
Statutory valuation allowance adjustment	(167.6)	–
Total adjusted gross DTAs excluding unrealized (gains) losses	$222.5	$250.9
Total gross DTLs excluding unrealized (gains) losses	(105.3)	(10.3)
Mutual of America's net DTA	117.2	240.6
Tax effect of unrealized (gains) losses	(0.1)	(6.6)
DTA nonadmitted	(27.8)	(164.9)
Mutual of America's net admitted DTA	89.3	69.1
Non-insurance Subsidiaries DTA's	–	1.0
Total net DTAs	$89.3	$70.1
The Company assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of its existing deferred tax assets. A significant piece of objective positive evidence evaluated is verifiable future taxable income, including investment portfolio unrealized gains as of December 31, 2020. A significant piece of objective negative evidence evaluated was the Company having a three-year cumulative loss. On the basis of this evaluation, the Company has recorded a partial valuation allowance against its net deferred tax asset of $167.6 million as of December 31, 2020. The Company will continue to analyze the valuation allowance on a quarterly basis.
At December 31, 2020, Mutual of America’s gross DTA, excluding the tax effect of unrealized (gains) losses, of $390.1 million, consisted of $367.6 million of ordinary DTAs and $22.5 million of capital DTAs. The net decrease in the net DTA was $123.5 million excluding unrealized (gains) losses. As shown in the above table, Mutual of America’s net admitted DTA increased by $20.3 million during 2020. The increase in DTA is due to a methodology change which resulted in additional taxable income to be utilized against the existing net operating losses.
The Company claims the separate account dividend received deduction. The impact of the separate account dividend received deduction (“DRD”) is to reduce the Company’s overall effective tax rate compared to the U.S. statutory tax rate of 21%. For years prior to the effective date of TCJA, there was a degree of uncertainty regarding the computational aspects of the Company’s separate account dividend received deduction (DRD) for assets held in connection with variable annuity contracts because final regulations have not been issued by the IRS. If such regulations were issued, they could result in the elimination of some or all of the separate account DRD tax benefit that the Company received for years prior to the effective date of the TCJA. For tax years 2018 and forward, TCJA standardized the DRD computation, thus reducing uncertainty regarding the amount of the separate account DRD deduction.
The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves, realized capital gains and losses on investment transactions, non-admitted assets, and net operating loss carryforwards. Effective January 1, 1998, Mutual of America’s pension business became subject to federal income tax. Included in such differences are items resulting from transition rules under

25

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

8.  Federal Income Taxes (continued)
the Internal Revenue Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America’s pension business. The transition rules along with the reduced federal income tax rate under TCJA will continue to moderate Mutual of America’s current tax expense over the next several years. As such, Mutual of America incurred a consolidated federal income tax of zero in 2020 and 2019. At December 31, 2020, the Company had net operating loss carryforwards of approximately $152.6 million, of which $107 million are expiring at various dates between 2027 and 2032 and $45.6 million has no expiration, but its utilization is limited to 80% of taxable income. The Company has zero capital loss carryforwards at December 31, 2020.
Mutual of America files a separate federal income tax return and files income tax returns in various states.
9.  Fair Value of Financial Instruments
The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 2) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments at December 31, 2020 and 2019, were as follows:
	2020		2019
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
ASSETS
Bonds and notes	$8,505.6	$9,048.5	$8,032.1	$8,287.8
Common stocks	29.2	29.2	346.5	346.5
Cash, cash equivalents and short term investments	58.0	58.0	117.0	117.0
Guaranteed funds transferable	6.9	7.3	8.0	8.3
Policy Loans	95.3	95.3	104.0	104.0
Bonds and Notes and Common Stock – Fair value for bonds and notes is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for common stocks is determined by reference to valuations quoted by an independent pricing organization.
Cash, Cash Equivalents and Short Term Investments – The carrying value for cash, cash equivalents approximates fair values due to the short-term maturities of these instruments. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less.
Guaranteed Funds Transferable – Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

26

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

9.  Fair Value of Financial Instruments (continued)
Policy Loans – The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered approximate fair value.
10.  Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)
The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department (“Statutory Accounting”), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company’s financial condition.
Asset Valuations and Investment Income Recognition
GAAP requires the Company’s bonds and notes to be classified as either held-to-maturity (HTM), available-for-sale (AFS), or trading; whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.
GAAP requires that unrealized gains and losses arising from the change in fair value of equity securities be reflected as a component of investment income whereas for statutory accounting unrealized gains and losses are reflected as a component of the change in surplus.
Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.
A general formula-based AVR is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.
For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.
Policy Acquisition Costs
Under GAAP, policy acquisition costs that are directly related to and vary with the successful acquisition of insurance contracts are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

27

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY
FINANCIAL STATEMENTS
 (CONTINUED)
DECEMBER 31, 2020, 2019 AND 2018

10.  Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)   (continued)
Insurance and Annuity Reserves
Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities, the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Under GAAP, mortality and morbidity assumptions are based on Company experience.
Under statutory accounting practices, reserves are reported net of ceded reinsurance; under GAAP, reserves are reported gross with a corresponding reinsurance recoverable.
Premium Recognition
Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.
Deferred Income Taxes
GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized until they expire. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.
Statements of Cash Flow
The Statements of Cash Flow are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities.
11.  Subsequent Events
The Company has evaluated subsequent events through April 16, 2021, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure in the accompanying financial statements.

28

Mutual of America Separate Account No. 3
Annual Report
December 31, 2020

This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

Annual Report of Mutual of America Separate Account No. 3:
CONTENTS

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Mutual of America Life Insurance Company and
Contract Owners of Mutual of America Separate Account No. 3:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix, each a subaccount comprising Mutual of America Separate Account No. 3 (the Subaccounts), as of December 31, 2020, the related statements of operations for the year or period listed in the Appendix, the statements of changes in net assets for each of the years or period listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated in Note 4. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2020, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for the years or period listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 4, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Mutual of America Life Insurance Company’s separate accounts since 2002.

New York, New York
April 29, 2021

Appendix
Statement of operations and the statement of changes in net assets for the period from January 24, 2020 (commencement of operations) to December 31, 2020.
MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.
Equity Index Portfolio
All America Portfolio
Small Cap Value Portfolio
Small Cap Growth Portfolio
Small Cap Equity Index Portfolio
Mid Cap Value Portfolio
Mid-Cap Equity Index Portfolio
International Portfolio
Money Market Portfolio
Mid-Term Bond Portfolio
Bond Portfolio
Conservative Allocation Portfolio
Moderate Allocation Portfolio
Aggressive Allocation Portfolio
Statement of operations for the year ended December 31, 2020 and the statements of changes in net assets for each of the years in the two-year period then ended.
FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS
VIP Equity-Income Portfolio
VIP Asset Manager Portfolio
VIP Contrafund Portfolio
VIP Mid Cap Portfolio
VANGUARD VARIABLE INSURANCE FUNDS
VIF Diversified Value Portfolio
VIF International Portfolio
VIF Real Estate Index Portfolio
VIF Total Bond Market Index Portfolio
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Capital Appreciation Fund
AMERICAN FUNDS INSURANCE SERIES
New World Fund
CALVERT VARIABLE SERIES, INC.
VP SRI Balanced Portfolio
DEUTSCHE DWS VARIABLE SERIES I
Capital Growth VIP
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
V.I. Main Street Fund
PIMCO VARIABLE INSURANCE TRUST
VIT Real Return Portfolio
T. ROWE PRICE EQUITY SERIES, INC.
Blue Chip Growth Portfolio
MFS VARIABLE INVESTMENT TRUST III
MFS VIT III Mid Cap Value Portfolio

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020

	Mutual of America Variable Insurance Portfolios†
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio
Investments in Mutual of America Variable Insurance Portfolios at fair value (Cost: Equity Index Portfolio—$1,075,808 All America Portfolio—$758,330 Small Cap Value Portfolio—$397,675 Small Cap Growth Portfolio—$641,598) (Notes 1 and 2)	$1,247,723	$873,044	$391,246	$897,760
Due From (To) Mutual of America General Account	(16,938)	(27,374)	12,477	17,387
Net Assets	$1,230,785	$845,670	$403,723	$915,147
Number of Units Outstanding	121,455	32,484	175,136	239,861
Unit Value(1)(2)	$10.134	$26.033	$2.305	$3.815

	Mutual of America Variable Insurance Portfolios†
	Small Cap Equity Index Portfolio	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio
Investments in Mutual of America Variable Insurance
Portfolios at fair value
(Cost:
Small Cap Equity Index Portfolio—$5,229
Mid Cap Value Portfolio—$5,817
Mid-Cap Equity Index Portfolio—$238,013
International Portfolio—$514)
(Notes 1 and 2)
	$ 5,769	$ 6,051	$ 271,181	$ 561
Due From (To) Mutual of America General Account	3,373	(91)	(6,253)	(8)
Net Assets	$9,142	$5,960	$264,928	$553
Number of Units Outstanding	831	2,461	45,398	484
Unit Value (1)(2)	$11.001	$2.422	$5.836	$1.142

†
Initial offering date of units on January 24, 2020.
(1)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(2)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
 (CONTINUED)
December 31, 2020

	Mutual of America Variable Insurance Portfolios†
	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investments in Mutual of America Variable Insurance Portfolios at fair value (Cost: Money Market Portfolio—$17,953 Mid-Term Bond Portfolio—$16,405 Bond Portfolio—$74,865) (Notes 1 and 2)	$ 17,949	$ 17,054	$ 78,413
Due From (To) Mutual of America General Account	(254)	(231)	(1,105)
Net Assets	$17,695	$16,823	$77,308
Number of Units Outstanding	7,568	6,454	10,912
Unit Value (1)(2)	$2.338	$2.607	$7.085

	Mutual of America Variable Insurance Portfolios†
	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Aggressive Allocation Portfolio
Investments in Mutual of America Variable Insurance Portfolios at fair value (Cost: Conservative Allocation Portfolio—$5,070 Moderate Allocation Portfolio—$221,765 Aggressive Allocation Portfolio—$78,808) (Notes 1 and 2)	$5,481	$244,530	$89,087
Due From (To) Mutual of America General Account	(105)	(6,855)	(1,214)
Net Assets	$5,376	$237,675	$87,873
Number of Units Outstanding	2,399	78,585	23,754
Unit Value(1)(2)	$2.241	$3.024	$3.699

†
Initial offering date of units on January 24, 2020.
(1)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(2)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
 (CONTINUED)
December 31, 2020

	Fidelity
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio
Investments in Fidelity VIP Portfolios at fair value (Cost: Fidelity VIP Equity-Income Portfolio—$358,172 Fidelity VIP Asset Manager Portfolio—$83,346 Fidelity VIP Contrafund Portfolio—$771,621 Fidelity VIP Mid Cap Portfolio—$74,185) (Notes 1 and 2)	$396,668	$94,630	$1,241,064	$90,475
Due From (To) Mutual of America General Account	(16,705)	(1,484)	(41,433)	(1,108)
Net Assets	$379,963	$93,146	$1,199,631	$89,367
Number of Units Outstanding	3,961	1,495	8,290	842
Unit Value(1)(2)	$95.931	$62.323	$144.706	$106.097

	Vanguard
	VIF Diversified Value Portfolio	VIF International Portfolio	VIF Real Estate Index Portfolio	VIF Total Bond Market Index Portfolio
Investments in Vanguard VIF Portfolios at fair value (Cost: Vanguard VIF Diversified Value Portfolio—$76,468 Vanguard VIF International Portfolio—$290,189 Vanguard VIF Real Estate Index Portfolio—$7,150 Vanguard VIF Total Bond Market Index Portfolio—$23,625) (Notes 1 and 2)	$77,378	$614,475	$7,282	$25,266
Due From (To) Mutual of America General Account	(677)	(8,781)	(169)	(285)
Net Assets	$76,701	$605,694	$7,113	$24,981
Number of Units Outstanding	2,111	9,733	375	2,168
Unit Value(1)(2)	$36.327	$62.229	$19.013	$11.525

(1)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(2)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
 (CONTINUED)
December 31, 2020

	American Century	American Funds	Calvert	DWS
	VP Capital Appreciation Fund	New World Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investments in American Century VP Capital Appreciation Fund, American Funds New World Fund, Calvert VP SRI Balanced Portfolio and DWS Capital Growth VIP at fair value (Cost: American Century VP Capital Appreciation Fund—$328,329 American Funds New World Fund—$941 Calvert VP SRI Balanced Portfolio—$86,746 DWS Capital Growth VIP—$841,620) (Notes 1 and 2)	$476,860	$1,295	$108,091	$1,426,394
Due From (To) Mutual of America General Account	(8,061)	(7)	(1,543)	83,778
Net Assets	$468,799	$1,288	$106,548	$1,510,172
Number of Units Outstanding	5,459	33	13,748	9,284
Unit Value(1)(2)	$85.869	$39.417	$7.750	$162.671

	Invesco Oppenheimer	MFS	PIMCO	T. Rowe Price
	V.I. Main Street Fund	VIT III Mid Cap Value Portfolio	VIT Real Return Portfolio	Blue Chip Growth Portfolio
Investments in Invesco Oppenheimer V.I. Main Street Fund, MFS VIT III Mid Cap Value Portfolio, PIMCO VIT Real Return Portfolio and T. Rowe Price Blue Chip Growth Portfolio at fair value (Cost: Invesco Oppenheimer V.I. Main Street Fund—$34,088 MFS VIT III Mid Cap Value Portfolio—$0 PIMCO VIT Real Return Portfolio—$3,557 T. Rowe Price Blue Chip Growth Portfolio—$158,661) (Notes 1 and 2)	$38,391	$—	$4,000	$229,234
Due From (To) Mutual of America General Account	(325)	—	(63)	(2,369)
Net Assets	$38,066	$—	$3,937	$226,865
Number of Units Outstanding	591	—	254	4,360
Unit Value(1)(2)	$64.410	$11.736	$15.481	$52.029

(1)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(2)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2020

	Mutual of America Variable Insurance Portfolios†
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$—	$—	$—
Expenses (Note 3)	11,817	8,143	3,726	7,757
Net Investment Income (Loss)	(11,817)	(8,143)	(3,726)	(7,757)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(195)	(22,031)	(7,222)	(1,717)
Realized gain from distributions	—	—	—	—
Net realized gain (loss) on investments	(195)	(22,031)	(7,222)	(1,717)
Net change in unrealized appreciation (depreciation) on investments	171,915	114,714	(6,429)	256,162
Net Realized and Unrealized Gain (Loss) on Investments	171,720	92,683	(13,651)	254,445
Net Increase (Decrease) in Net Assets Resulting From Operations	$159,903	$84,540	$(17,377)	$246,688

	Mutual of America Variable Insurance Portfolios†
	Small Cap Equity Index Portfolio	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$44	$—	$—	$—
Expenses (Note 3)	79	54	2,428	5
Net Investment Income (Loss)	(35)	(54)	(2,428)	(5)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	—	—	(5,100)	—
Realized gain from distributions	22	—	—	—
Net realized gain (loss) on investments	22	—	(5,100)	—
Net change in unrealized appreciation (depreciation) on investments	540	234	33,168	47
Net Realized and Unrealized Gain (Loss) on Investments	562	234	28,068	47
Net Increase (Decrease) in Net Assets Resulting From Operations	$527	$180	$25,640	$42

†
For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
 (CONTINUED)
For the Year Ended December 31, 2020

	Mutual of America Variable Insurance Portfolios†
	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$44	$—	$—
Expenses (Note 3)	199	184	857
Net Investment Income (Loss)	(155)	(184)	(857)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	11	55	138
Realized gain from distributions	—	—	—
Net realized gain (loss) on investments	11	55	138
Net change in unrealized appreciation (depreciation) on investments	(4)	649	3,548
Net Realized and Unrealized Gain (Loss) on Investments	7	704	3,686
Net Increase (Decrease) in Net Assets Resulting From Operations	$(148)	$520	$2,829

	Mutual of America Variable Insurance Portfolios†
	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Aggressive Allocation Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$—	$—
Expenses (Note 3)	56	2,397	809
Net Investment Income (Loss)	(56)	(2,397)	(809)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(2)	(618)	(188)
Realized gain from distributions	—	—	—
Net realized gain (loss) on investments	(2)	(618)	(188)
Net change in unrealized appreciation (depreciation) on investments	411	22,765	10,379
Net Realized and Unrealized Gain (Loss) on Investments	409	22,147	10,191
Net Increase (Decrease) in Net Assets Resulting From Operations	$353	$19,750	$9,382

†
For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
 (CONTINUED)
For the Year Ended December 31, 2020

	Fidelity
	VIP Equity- Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$6,568	$1,303	$2,664	$484
Expenses (Note 3)	3,823	950	11,583	799
Net Investment Income (Loss)	2,745	353	(8,919)	(315)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(792)	236	16,626	(247)
Realized gain from distributions	17,142	1,146	5,441	-
Net realized gain (loss) on investments	16,350	1,382	22,067	(247)
Net change in unrealized appreciation (depreciation) on investments	(1,375)	9,767	264,052	13,311
Net Realized and Unrealized Gain (Loss) on Investments	14,975	11,149	286,119	13,064
Net Increase (Decrease) in Net Assets Resulting From Operations	$17,720	$11,502	$277,200	$12,749

	Vanguard
	VIF Diversified Value Portfolio	VIF International Portfolio	VIF Real Estate Index Portfolio	VIF Total Bond Market Index Portfolio†
Investment Income and Expenses:
Dividend Income (Note 1)	$1,716	$5,335	$162	$588
Expenses (Note 3)	764	5,297	76	291
Net Investment Income (Loss)	952	38	86	297
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(570)	2,474	(122)	—
Realized gain from distributions	11,098	9,751	102	—
Net realized gain (loss) on investments	10,528	12,225	(20)	—
Net change in unrealized appreciation (depreciation) on investments	(4,078)	207,147	(421)	1,160
Net Realized and Unrealized Gain (Loss) on Investments	6,450	219,372	(441)	1,160
Net Increase (Decrease) in Net Assets Resulting From Operations	$7,402	$219,410	$(355)	$1,457

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
 (CONTINUED)
For the Year Ended December 31, 2020

	American Century	American Funds	Calvert	DWS
	VP Capital Appreciation Fund	New World Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investment Income and Expenses:
Dividend Income (Note 1)	$346	$3	$1,485	$5,764
Expenses (Note 3)	4,330	12	1,149	15,108
Net Investment Income (Loss)	(3,984)	(9)	336	(9,344)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	2,098	—	1,103	27,412
Realized gain from distributions	38,621	11	3,065	78,352
Net realized gain (loss) on investments	40,719	11	4,168	105,764
Net change in unrealized appreciation (depreciation) on investments	101,948	238	8,715	292,691
Net Realized and Unrealized Gain (Loss) on Investments	142,667	249	12,883	398,455
Net Increase (Decrease) in Net Assets Resulting From Operations	$138,683	$240	$13,219	$389,111

	Invesco Oppenheimer	MFS	PIMCO	T. Rowe Price
	V.I. Main Street Fund	VIT III Mid Cap Value Portfolio	VIT Real Return Portfolio	Blue Chip Growth Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$510	$—	$60	$—
Expenses (Note 3)	400	—	41	1,745
Net Investment Income (Loss)	110	—	19	(1,745)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	209	—	3	4,875
Realized gain from distributions	3,356	—	—	7,158
Net realized gain (loss) on investments	3,565	—	3	12,033
Net change in unrealized appreciation (depreciation) on investments	571	—	357	45,344
Net Realized and Unrealized Gain (Loss) on Investments	4,136	—	360	57,377
Net Increase (Decrease) in Net Assets Resulting From Operations	$4,246	$—	$379	$55,632

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio	Mid Cap Value Portfolio
	2020†	2020†	2020†	2020†	2020†	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(11,817)	$(8,143)	$(3,726)	$(7,757)	$(35)	$(54)
Net realized gain (loss) on investments	(195)	(22,031)	(7,222)	(1,717)	22	—
Net change in unrealized appreciation (depreciation) on investments	171,915	114,714	(6,429)	256,162	540	234
Net Increase (Decrease) in net assets resulting from operations	159,903	84,540	(17,377)	246,688	527	180
From Unit Transactions:
Contributions	38,369	24,377	14,249	26,421	47	277
Withdrawals	(46,492)	(94,169)	(8,379)	(19,843)	—	—
Net transfers(1)	1,082,308	833,378	416,172	662,151	8,568	5,503
Contract fees (Note 3)	(3,303)	(2,456)	(942)	(270)	—	—
Net Increase (Decrease) from unit transactions	1,070,882	761,130	421,100	668,459	8,615	5,780
Net Increase (Decrease) in Net Assets	1,230,785	845,670	403,723	915,147	9,142	5,960
Net Assets:
Beginning of Year	—	—	—	—	—	—
End of Year	$1,230,785	$845,670	$403,723	$915,147	$9,142	$5,960

	Mutual of America Variable Insurance Portfolios
	Mid-Cap Equity Index Portfolio	International Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
	2020†	2020†	2020†	2020†	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,428)	$(5)	$(155)	$(184)	$(857)
Net realized gain (loss) on investments	(5,100)	—	11	55	138
Net change in unrealized appreciation (depreciation) on investments	33,168	47	(4)	649	3,548
Net Increase (Decrease) in net assets resulting from operations	25,640	42	(148)	520	2,829
From Unit Transactions:
Contributions	18,154	33	5,272	3,314	8,213
Withdrawals	(3,786)	—	—	(18)	(945)
Net transfers(1)	225,431	478	12,785	13,166	67,951
Contract fees (Note 3)	(511)	—	(214)	(159)	(740)
Net Increase (Decrease) from unit transactions	239,288	511	17,843	16,303	74,479
Net Increase (Decrease) in Net Assets	264,928	553	17,695	16,823	77,308
Net Assets:
Beginning of Year	—	—	—	—	—
End of Year	$264,928	$553	$17,695	$16,823	$77,308

†
For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(1)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
 (CONTINUED)
For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios			Fidelity
	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	VIP Equity-Income Portfolio
	2020†	2020†	2020†	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(56)	$(2,397)	$(809)	$2,745	$3,670
Net realized gain (loss) on investments	(2)	(618)	(188)	16,350	25,411
Net change in unrealized appreciation (depreciation) on investments	411	22,765	10,379	(1,375)	58,676
Net Increase (Decrease) in net assets resulting from operations	353	19,750	9,382	17,720	87,757
From Unit Transactions:
Contributions	198	20,119	9,527	22,072	23,964
Withdrawals	—	(14,636)	—	(30,626)	(12,884)
Net transfers	4,849(1)	212,843(1)	69,029(1)	(31,559)	(35,762)
Contract fees (Note 3)	(24)	(401)	(65)	(2,465)	(2,244)
Net Increase (Decrease) from unit transactions	5,023	217,925	78,491	(42,578)	(26,926)
Net Increase (Decrease) in Net Assets	5,376	237,675	87,873	(24,858)	60,831
Net Assets:
Beginning of Year	—	—	—	404,821	343,990
End of Year	$5,376	$237,675	$87,873	$379,963	$404,821

	Fidelity
	VIP Asset Manager Portfolio		VIP Contrafund Portfolio		VIP Mid Cap Portfolio
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$353	$ 525	$(8,919)	$(6,400)	$(315)	$(164)
Net realized gain (loss) on investments	1,382	3,347	22,067	152,340	(247)	7,909
Net change in unrealized appreciation (depreciation) on investments	9,767	10,530	264,052	113,996	13,311	6,875
Net Increase (Decrease) in net assets resulting from operations	11,502	14,402	277,200	259,936	12,749	14,620
From Unit Transactions:
Contributions	7,191	9,577	23,782	28,843	2,415	3,327
Withdrawals	(5,853)	(7,445)	(15,913)	(78,224)	—	(1,865)
Net transfers	(8,974)	(14,443)	(78,217)	(118,990)	(6,507)	(1,331)
Contract fees (Note 3)	(913)	(791)	(1,705)	(1,706)	(59)	(57)
Net Increase (Decrease) from unit transactions	(8,549)	(13,102)	(72,053)	(170,077)	(4,151)	74
Net Increase (Decrease) in Net Assets	2,953	1,300	205,147	89,859	8,598	14,694
Net Assets:
Beginning of Year	90,193	88,893	994,484	904,625	80,769	66,075
End of Year	$93,146	$90,193	$1,199,631	$994,484	$89,367	$80,769

†
For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(1)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
 (CONTINUED)
For the Years Ended December 31,

	Vanguard
	VIF Diversified Value Portfolio		VIF International Portfolio		VIF Real Estate Index Portfolio
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$952	$275	$38	$750	$86	$92
Net realized gain (loss) on investments	10,528	1,607	12,225	13,078	(20)	242
Net change in unrealized appreciation (depreciation) on investments	(4,078)	6,988	207,147	75,107	(421)	1,104
Net Increase (Decrease) in net assets resulting from operations	7,402	8,870	219,410	88,935	(355)	1,438
From Unit Transactions:
Contributions	3,159	2,624	10,624	10,919	1,442	1,482
Withdrawals	—	(409)	(2,302)	(1,358)	—	(508)
Net transfers	(2,382)	32,667	(10,242)	(7,121)	(863)	(746)
Contract fees (Note 3)	(82)	(58)	(177)	(158)	—	—
Net Increase (Decrease) from unit transactions	695	34,824	(2,097)	2,282	579	228
Net Increase (Decrease) in Net Assets	8,097	43,694	217,313	91,217	224	1,666
Net Assets:
Beginning of Year	68,604	24,910	388,381	297,164	6,889	5,223
End of Year	$76,701	$68,604	$605,694	$388,381	$7,113	$6,889

	Vanguard		American Century		American Funds
	VIF Total Bond Market Index Portfolio		VP Capital Appreciation Fund		New World Fund
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$297	$(126)	$(3,984)	$(3,752)	$(9)	$—(1)
Net realized gain (loss) on investments	—	2	40,719	56,818	11	23
Net change in unrealized appreciation (depreciation) on investments	1,160	481	101,948	39,012	238	122
Net Increase (Decrease) in net assets resulting from operations	1,457	357	138,683	92,078	240	145
From Unit Transactions:
Contributions	736	368	6,918	8,505	17	32
Withdrawals	—	—	(15,474)	(19,046)	—	(12)
Net transfers	(9)	22,072	(867)	(13,859)	342	15
Contract fees (Note 3)	—	—	(618)	(565)	—	—
Net Increase (Decrease) from unit transactions	727	22,440	(10,041)	(24,965)	359	35
Net Increase (Decrease) in Net Assets	2,184	22,797	128,642	67,113	599	180
Net Assets:
Beginning of Year	22,797	—	340,157	273,044	689	509
End of Year	$24,981	$22,797	$468,799	$340,157	$1,288	$689

(1)
Less than $0.50.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
 (CONTINUED)
For the Years Ended December 31,

	Calvert		DWS		Invesco Oppenheimer
	VP SRI Balanced Portfolio		Capital Growth VIP		V.I. Main Street Fund
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$336	$ 335	$(9,344)	$(7,782)	$110	$(47)
Net realized gain (loss) on investments	4,168	4,476	105,764	118,640	3,565	5,350
Net change in unrealized appreciation (depreciation) on investments	8,715	13,997	292,691	176,365	571	2,819
Net Increase (Decrease) in net assets resulting from operations	13,219	18,808	389,111	287,223	4,246	8,122
From Unit Transactions:
Contributions	5,720	5,770	21,707	22,900	1,547	1,682
Withdrawals	(2,517)	(6,645)	(28,036)	58,532	—	(162)
Net transfers	(6,020)	(6,912)	(24,368)	(21,379)	(2,245)	(1,918)
Contract fees (Note 3)	(628)	(668)	(1,238)	(1,102)	(9)	(13)
Net Increase (Decrease) from unit transactions	(3,445)	(8,455)	(31,935)	58,951	(707)	(411)
Net Increase (Decrease) in Net Assets	9,774	10,353	357,176	346,174	3,539	7,711
Net Assets:
Beginning of Year	96,774	86,421	1,152,996	806,822	34,527	29,648
End of Year	$106,548	$96,774	$1,510,172	$1,152,996	$38,066	$26,816

	MFS		PIMCO		T. Rowe Price
	VIT III Mid Cap Value Portfolio		VIT Real Return Portfolio		Blue Chip Growth Portfolio
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$19	$24	$(1,745)	$(1,321)
Net realized gain (loss) on investments	—	—	3	1	12,033	7,096
Net change in unrealized appreciation (depreciation) on investments	—	—	357	202	45,344	27,902
Net Increase (Decrease) in net assets resulting from operations	—	—	379	227	55,632	33,677
From Unit Transactions:
Contributions	—	—	662	662	3,462	4,944
Withdrawals	—	—	—	—	(2,680)	(3,236)
Net transfers	—	—	(540)	(316)	17,153	3,699
Contract fees (Note 3)	—	—	—	—	(118)	(99)
Net Increase (Decrease) from unit transactions	—	—	122	346	17,817	5,308
Net Increase (Decrease) in Net Assets	—	—	501	573	73,449	38,985
Net Assets:
Beginning of Year	—	—	3,436	2,863	153,416	114,431
End of Year	$—	$—	$3,937	$3,436	$226,865	$153,416

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
December 31, 2020
1. Significant Accounting Policies and Organization
Mutual of America Separate Account No. 3 (“Separate Account No. 3”) of Mutual of America Life Insurance Company (“the Company”) was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. It is registered as such under the Investment Company Act of 1940. As of December 31, 2020, Separate Account No. 3 consists of 29 distinct Subaccounts. Each invests in shares of one of 14 portfolios of Mutual of America Variable Insurance Portfolios, Inc. (”Mutual of America Variable Insurance Portfolios”): the Equity Index, All America, Small Cap Value, Small Cap Growth, Small Cap Equity Index, Mid Cap Value, Mid-Cap Equity Index, International, Money Market, Mid-Term Bond, Bond, Conservative Allocation, Moderate Allocation and Aggressive Allocation Portfolios; the VIP Equity-Income, VIP Asset Manager, VIP Contrafund and VIP Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds (“Fidelity”); the VIF Diversified Value, VIF International, VIF Real Estate Index Portfolios and VIF Total Bond Market Index Portfolios of Vanguard Variable Insurance Funds (“Vanguard”); the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. (“American Century”); the New World Fund of the American Funds Insurance Series (“American Funds”); the VP SRI Balanced Portfolio of Calvert Variable Series, Inc. (“Calvert”); the Capital Growth VIP fund of Deutsche DWS Variable Series I (“DWS”); the V.I. Main Street Fund of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“Invesco Oppenheimer”); the MFS VIT III Mid Cap Value Portfolio of the MFS Variable Investment Trust III (“MFS”); the VIT Real Return Portfolio of the PIMCO Variable Insurance Trust (“PIMCO”); and the Blue Chip Growth Portfolio of the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”).
On July 2, 2018, the Mutual of America Small Cap Equity Index Fund, the Vanguard VIF Total Bond Market Index Portfolio and the MFS VIT III Mid Cap Value Portfolio became available to Separate Account No. 3 as investment alternatives.
Separate Account No. 3 was formed by the Company to support the operations of the Company’s variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3’s assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.
On January 24, 2020, the funds of the Mutual of America Investment Corporation (the “Replaced Funds”) were removed as investment alternatives of Separate Account No. 3 pursuant to a substitution order granted by the Securities and Exchange Commission dated October 29, 2019. Individual investors in the Replaced Funds who failed to make a reallocation election prior to the effective date of the substitution order were automatically transferred into portfolios of the Mutual of America Variable Insurance Portfolios, Inc. (the “Replacement Funds”), as follows:
Replaced Funds	Replacement Funds	Amount Transferred
Equity Index Fund	VIP Equity Index Portfolio	$1,117,525
All America Fund	VIP All America Portfolio	$874,221
Small Cap Value Fund	VIP Small Cap Value Portfolio	$439,736
Small Cap Growth Fund	VIP Small Cap Growth Portfolio	$717,394
Small Cap Equity Index Fund	VIP Small Cap Equity Index Portfolio	$8,232
Mid Cap Value Fund	VIP Mid Cap Value Portfolio	$5,535
Mid-Cap Equity Index Fund	VIP Mid-Cap Equity Index Portfolio	$258,529
Composite Fund	VIP Moderate Allocation Portfolio	$173,922
International Fund	VIP International Portfolio	$491
Money Market Fund	VIP Money Market Portfolio	$18,260
Mid-Term Bond Fund	VIP Mid-Term Bond Portfolio	$16,090
Bond Fund	VIP Bond Portfolio	$75,046

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
1. Significant Accounting Policies and Organization (continued)
Replaced Funds	Replacement Funds	Amount Transferred
Conservative Allocation Fund	VIP Conservative Allocation Portfolio	$5,078
Moderate Allocation Fund	VIP Moderate Allocation Portfolio	$52,287
Aggressive Allocation Fund	VIP Aggressive Allocation Portfolio	$73,775
The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.
The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with GAAP:
Fair Value — Separate Account No. 3 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 3 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — quoted prices in active markets for identical investments.
•
Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•
Level 3 — significant unobservable inputs (including Separate Account No. 3’s own assumptions in determining the fair value of investments).
As of December 31, 2020, management determined that the fair value inputs for all of Separate Account No.3 investments, which consist solely of investments in mutual funds registered with the SEC, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the inputs used to value Separate Account No. 3’s investments as of December 31, 2020:
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	$1,247,723	—	—	$1,247,723
All America Portfolio	$873,044	—	—	$873,044
Small Cap Value Portfolio	$391,246	—	—	$391,246
Small Cap Growth Portfolio	$897,760	—	—	$897,760
Small Cap Equity Index Portfolio	$5,769	—	—	$5,769
Mid Cap Value Portfolio	$6,051	—	—	$6,051
Mid-Cap Equity Index Portfolio	$271,181	—	—	$271,181
International Portfolio	$561	—	—	$561

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
1. Significant Accounting Policies and Organization (continued)
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Money Market Portfolio	$17,949	—	—	$17,949
Mid-Term Bond Portfolio	$17,054	—	—	$17,054
Bond Portfolio	$78,413	—	—	$78,413
Conservative Allocation Portfolio	$5,481	—	—	$5,481
Moderate Allocation Portfolio	$244,530	—	—	$244,530
Aggressive Allocation Portfolio	$89,087	—	—	$89,087
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	$396,668	—	—	$396,668
VIP Asset Manager — “Initial” Class	$94,630	—	—	$94,630
VIP Contrafund — “Initial” Class	$1,241,064	—	—	$1,241,064
VIP Mid Cap — “Initial” Class	$90,475	—	—	$90,475
Vanguard Portfolios:
VIF Diversified Value	$77,378	—	—	$77,378
VIF International	$614,475	—	—	$614,475
VIF Real Estate Index	$7,282	—	—	$7,282
VIF Total Bond Market Index	$25,266	—	—	$25,266
American Century VP Capital Appreciation Fund — Class “Y”	$476,860	—	—	$476,860
American Funds New World Fund — Class “1”	$1,295	—	—	$1,295
Calvert VP SRI Balanced Portfolio — Class “I”	$108,091	—	—	$108,091
DWS Capital Growth VIP — Class “A”	$1,426,394	—	—	$1,426,394
Invesco Oppenheimer V.I. Main Street Fund — Series “I” Shares	$38,391	—	—	$38,391
MFS VIT III Mid Cap Value Portfolio — “Initial” Class	$—	—	—	$—
PIMCO VIT Real Return Portfolio — “Institutional” Class	$4,000	—	—	$4,000
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth” Class	$229,234	—	—	$229,234
During 2020, there were no transfers of investments between Level 1, Level 2 or Level 3.
Investment Valuation — Investments are made in shares of Mutual of America Variable Insurance Portfolios, Fidelity, Vanguard, American Century, American Funds, Calvert, DWS, Invesco Oppenheimer, MFS, PIMCO and T. Rowe Price (“Underlying Funds”), and are fair valued based on the reported net asset values of the respective funds or portfolios, which in turn value their investments at fair value.
Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends and distributions paid to the Subaccounts has no impact on their respective unit values.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
1. Significant Accounting Policies and Organization (continued)
Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis. Effective January 1, 2018, the Company switched from the average cost method to the FIFO method for accounting for the cost of shareholder transactions and was applied on a prospective basis.
Federal Income Taxes — Separate Account No. 3 is treated as a part of the Company and is not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements. Taxes are generally the responsibility of policy holders upon termination or withdrawal.
2. Investments
The number of shares owned by Separate Account No. 3 (rounded to the nearest share) and the respective net asset values (rounded to the nearest cent) per share at December 31, 2020 were as follows:
	Number of Shares	Net Asset Value Per Share
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	21,998	$56.72
All America Portfolio	30,839	$28.31
Small Cap Value Portfolio	26,871	$14.56
Small Cap Growth Portfolio	42,873	$20.94
Small Cap Equity Index Portfolio	530	$10.89
Mid Cap Value Portfolio	359	$16.85
Mid-Cap Equity Index Portfolio	10,676	$25.40
International Portfolio	57	$ 9.82
Money Market Portfolio	1,456	$12.33
Mid-Term Bond Portfolio	1,524	$11.19
Bond Portfolio	4,994	$15.70
Conservative Allocation Portfolio	394	$13.90
Moderate Allocation Portfolio	14,151	$17.28
Aggressive Allocation Portfolio	4,513	$19.74
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	16,597	$23.90
VIP Asset Manager — “Initial” Class	5,553	$17.04
VIP Contrafund — “Initial” Class	25,764	$48.17
VIP Mid Cap — “Initial” Class	2,337	$38.72
Vanguard Portfolios:
VIF Diversified Value	5,632	$13.74
VIF International	14,103	$43.57
VIF Real Estate Index	586	$12.43
VIF Total Bond Market Index	1,972	$12.81
American Century VP Capital Appreciation Fund — Class “Y”	24,454	$19.50
American Funds New World Fund —Class “1”	41	$31.59

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
2. Investments (continued)
	Number of Shares	Net Asset Value Per Share
Calvert VP SRI Balanced Portfolio — Class “I”	42,893	$2.52
DWS Capital Growth VIP — Class “A”	33,673	$42.36
Invesco Oppenheimer V.I. Main Street Fund — Series “I” Shares	1,284	$29.91
MFS VIT III Mid Cap Value Portfolio — “Initial” Class	—	$8.59
PIMCO VIT Real Return Portfolio — “Institutional” Class	287	$13.92
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth” Class	4,520	$50.71
The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Cost of investment purchases*	$1,138,037	$896,704	$428,030	$711,808	$5,163
Proceeds from sales of investments	$62,034	$116,343	$23,133	$68,493	—

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio
Cost of investment purchases*	$5,817	$273,205	$514	$22,367	$18,179
Proceeds from sales of investments	—	$30,092	—	$4,469	$1,829

	Bond Portfolio	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Fidelity VIP Equity- Income Portfolio
Cost of investment purchases*	$79,305	$5,317	$243,014	$82,567	$8,148
Proceeds from sales of investments	$4,578	$245	$20,631	$3,671	$49,500

	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Mid Cap Portfolio	Vanguard VIF Diversified Value Portfolio	Vanguard VIF International Portfolio
Cost of investment purchases	$2,945	$19,602	$2,135	$2,349	$6,430
Proceeds from sales of investments	$11,145	$63,742	$6,153	$1,891	$5,990

	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Total Bond Market Index Portfolio	American Century VP Capital Appreciation Fund	American Funds New World Fund	Calvert VP SRI Balanced Portfolio
Cost of investment purchases	$1,442	$675	$18,829	$359	$3,596
Proceeds from sales of investments	$782	—	$25,930	—	$6,864

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
2. Investments (continued)
	DWS Capital Growth VIP	Invesco Oppenheimer V.I. Main Street Fund	MFS VIT III Mid Cap Value Portfolio	PIMCO VIT Real Return Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Cost of investment purchases	$16,838	$1,135	—	$178	$27,829
Proceeds from sales of investments	$76,330	$1,997	—	$40	$9,685

*
Cost of investment purchases for Subaccounts of the Mutual of America Variable Insurance Portfolios includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020.
3. Expenses
Administrative Charges — In connection with its administrative functions, the Company deducted daily charges at an annual rate of .55% subject to reduction as noted below for all plans with assets in the American Century VP Capital Appreciation Fund, MFS VIT III Mid Cap Value Portfolio, PIMCO VIT Real Return Portfolio, Fidelity VIP Portfolios and T. Rowe Price Blue Chip Growth Portfolio.
Mortality Risk Fee — The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; as such it deducted daily a mortality risk charge at an annual rate of .50% from the value of the net assets of each Fund.
Expense Risk Fee — An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Subaccount, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.
The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner’s account as a redemption in units and are included in “Net Transfers” in the Statements of Changes in Net Assets.
Monthly charges equaling the lesser of $2.00 or  1∕12 of 1% of account value may be deducted from a policyowner’s account and are reflected as unit transactions in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets.
On October 9, 2017, all assets of the American Century Subaccount were invested in a new share class of the American Century VP Capital Appreciation Fund, Class Y, with total fund operating expenses at the end of 2017 of 0.62% (annualized, net of expense waivers), rather than the previous share class, Class I, with total fund operating expenses at the end of 2017 of 0.99% (net of expense waivers). As of that date, the investment adviser for the American Century VP Capital Appreciation Fund ceased to reimburse us for administrative expenses, and therefore no further reductions to the American Century Subaccount occurred as a result of the discontinuation of the reimbursement arrangement. The effective administrative rate charged in 2017 was at an annual rate of 1.01%
During December 2017, the Mutual of America separate account assets in the T. Rowe Price Blue Chip Growth Portfolio exceeded $250,000,000. As a result, effective December 1, 2017, the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio increased the reimbursement to the Company to an annual rate of .25% from .15%.
The expense rates contained in Note 4 of the Financial Highlights reflect the weighted average of the expense charge in effect during the year.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
3. Expenses (continued)
Annual Separate Account expenses are summarized, as follows:
Current Amount Deducted
Separate Account Annual Expenses (as a percentage of net assets)
Expense Risk Fee	.15%
Mortality Risk Fee	.50%
Administrative Charges	.55%(a)
Total Separate Account Annual Expenses	1.20%

(a)
Adviser Reimbursements. All policyowners with assets invested in the American Century VP Capital Appreciation Fund, up until October 9, 2017, Fidelity portfolios, PIMCO Variable Insurance Trust Real Return Institutional Portfolio and T. Rowe Price Blue Chip Growth Portfolio qualified for a reduction in the fees they paid equal to reimbursements the Company received from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimbursed the Company at an annual rate of .25% for administrative expenses until October 9, 2017; the principal underwriter for the MFS VIT III Mid Cap Value Portfolio reimbursed the Company at an annual rate of .25% for certain services the Company provided; the investment adviser and distributor for the PIMCO Variable Trust Real Return Institutional Portfolio reimbursed the Company at an annual rate of .10% for certain services the Company provided; the transfer agent and distributor for the four Fidelity portfolios reimbursed the Company at an annual rate of .10% for certain services that the Company provided; and the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio reimbursed the Company at an annual rate of .15% for administrative expenses the Company provided, or at an annual rate of .25% if the aggregate dollar value of the shares that fund held in Mutual of America separate accounts exceeded $250,000,000 at all times during a month.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights
Selected Per Unit and Supplementary Data:	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
	Periods Ended December 31,
	2020†	2020†	2020†	2020†	2020†
Unit value, beginning of period	$8.834	$22.877	$2.379	$2.758	$9.975
Unit value, end of period	$10.134	$26.033	$2.305	$3.815	$11.001
Units outstanding, beginning of period	—	—	—	—	—
Units Issued(F)	131,352	39,234	192,079	269,527	831
Units Redeemed	(9,897)	(6,750)	(16,943)	(29,666)	—
Units outstanding, end of period	121,455	32,484	175,136	239,861	831
Net Assets, end of period	$1,230,785	$845,670	$403,723	$915,147	$9,142
Expense Ratio (A)(D)	1.20%	1.20%	1.20%	1.20%	1.20%
Investment Income (Loss) Ratio (B)(D)	—	—	—	—	0.71%
Total Return (C)(E)	14.72%	13.80%	-3.12%	38.36%	10.28%

Selected Per Unit and Supplementary Data:	Mutual of America Variable Insurance Portfolios
	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio
	Periods Ended December 31,
	2020†	2020†	2020†	2020†	2020†
Unit value, beginning of period	$2.373	$5.225	$1.065	$2.358	$2.526
Unit value, end of period	$2.422	$5.836	$1.142	$2.338	$2.607
Units outstanding, beginning of period	—	—	—	—	—
Units Issued(F)	2,461	53,604	484	9,877	7,543
Units Redeemed	—	(8,206)	—	(2,309)	(1,089)
Units outstanding, end of period	2,461	45,398	484	7,568	6,454
Net Assets, end of period	$5,960	$264,928	$553	$17,695	$16,823
Expense Ratio (A)(D)	1.20%	1.20%	1.20%	1.20%	1.20%
Investment Income (Loss) Ratio (B)(D)	—	—	—	0.28%	—
Total Return (C)(E)	2.04%	11.70%	7.26%	-0.84%	3.21%

†
For the period January 24, 2020 (Initial Offering Date of Units) to December 31, 2020.
(A)(B)(C) Refer to explanatory notes.
(D)
Annualized.
(E)
Not annualized.
(F)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights (continued)

Selected Per Unit and Supplementary Data:	Mutual of America Variable Insurance Portfolios
	Bond Portfolio	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Aggressive Allocation Portfolio
	Periods Ended December 31,
	2020†	2020†	2020†	2020†
Unit value, beginning of period	$6.827	$2.097	$2.778	$3.325
Unit value, end of period	$7.085	$2.241	$3.024	$3.699
Units outstanding, beginning of period	—	—	—	—
Units Issued	12,085	2,516	88,751	24,995
Units Redeemed	(1,173)	(117)	(10,166)	(1,241)
Units outstanding, end of period	10,912	2,399	78,585	23,754
Net Assets, end of period	$77,308	$5,376	$237,675	$87,873
Expense Ratio (A)(D)	1.20%	1.20%	1.20%	1.20%
Investment Income (Loss) Ratio (B)	—	—	—	—
Total Return (C)(E)	3.78%	6.87%	8.87%	11.26%

Selected Per Unit and Supplementary Data:	Fidelity VIP Equity-Income Portfolio					Fidelity VIP Asset Manager Portfolio
	Years Ended December 31,					Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Unit value, beginning of year	$90.906	$72.120	$79.513	$71.207	$61.004	$54.855	$46.903	$50.104	$44.395	$43.541
Unit value, end of year	$95.931	$90.906	$72.120	$79.513	$71.207	$62.323	$54.855	$46.903	$50.104	$44.395
Units outstanding, beginning of year	4,453	4,770	5,069	5,480	5,958	1,644	1,895	1,991	2,415	2,974
Units Issued	267	304	319	358	517	133	205	201	213	708
Units Redeemed	(759)	(621)	(618)	(769)	(995)	(282)	(456)	(297)	(637)	(1,267)
Units Outstanding, end of year	3,961	4,453	4,770	5,069	5,480	1,495	1,644	1,895	1,991	2,415
Net Assets, end of year	$379,963	$404,821	$343,990	$403,040	$390,214	$93,146	$90,193	$88,893	$99,753	$107,225
Expense Ratio (A)(F)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Investment Income Ratio (B)	1.87%	2.07%	2.28%	1.70%	2.34%	1.50%	1.67%	1.68%	1.80%	1.32%
Total Return (C)	5.53%	26.05%	-9.30%	11.66%	16.73%	13.61%	16.96%	-6.39%	12.86%	1.96%

†
For the period January 24, 2020 (Initial Offering Date of Units) to December 31, 2020.
(A)(B)(C) Refer to explanatory notes.
(D)
Annualized.
(E)
Not annualized.
(F)
Absent reimbursement by Fidelity, the expense ratio would have been 1.20%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights (continued)

Selected Per Unit and Supplementary Data	Fidelity VIP Contrafund Portfolio					Fidelity VIP Mid Cap Portfolio
	Years Ended December 31,					Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Unit value, beginning of year	$112.055	$86.105	$92.989	$77.138	$72.231	$90.762	$74.335	$87.946	$73.600	$66.301
Unit value, end of year	$144.706	$112.055	$86.105	$92.989	$77.138	$106.097	$90.762	$74.335	$87.946	$73.600
Units outstanding, beginning of year	8,875	10,506	11,045	11,489	12,427	890	889	882	919	960
Units Issued	301	378	622	444	467	29	39	38	41	83
Units Redeemed	(886)	(2,009)	(1,161)	(888)	(1,405)	(77)	(38)	(31)	(78)	(124)
Units Outstanding, end of year	8,290	8,875	10,506	11,045	11,489	842	890	889	882	919
Net Assets, end of year	$1,199,631	$994,484	$904,625	$1,027,018	$886,232	$89,367	$80,769	$66,075	$77,543	$67,622
Expense Ratio (A)(D)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Investment Income Ratio (B)	0.25%	0.45%	0.70%	1.00%	0.82%	0.66%	0.88%	0.66%	0.70%	0.51%
Total Return (C)	29.14%	30.14%	-7.40%	20.55%	6.79%	16.90%	22.10%	-15.48%	19.49%	11.01%

Selected Per Unit and Supplementary Data	Vanguard VIF Diversified Value Portfolio					Vanguard VIF International Portfolio
	Years Ended December 31,					Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Unit value, beginning of year	$32.891	$26.483	$29.493	$26.378	$23.651	$39.967	$30.826	$35.704	$25.326	$25.152
Unit value, end of year	$36.327	$32.891	$26.483	$29.493	$26.378	$62.229	$39.967	$30.826	$35.704	$25.326
Units outstanding, beginning of year	2,086	941	888	830	1,179	9,718	9,640	10,227	10,150	10,166
Units Issued	103	1,204	71	70	145	239	325	516	687	716
Units Redeemed	(78)	(59)	(18)	(12)	(494)	(224)	(247)	(1,103)	(610)	(732)
Units Outstanding, end of year	2,111	2,086	941	888	830	9,733	9,718	9,640	10,227	10,150
Net Assets, end of year	$76,701	$68,604	$24,910	$26,192	$21,901	$605,694	$388,381	$297,164	$365,156	$257,063
Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Investment Income Ratio (B)	2.67%	1.82%	2.48%	2.68%	2.62%	1.20%	1.42%	0.79%	1.09%	1.44%
Total Return (C)	10.45%	24.20%	-10.21%	11.81%	11.53%	55.70%	29.65%	-13.66%	40.98%	0.69%

(A)(B)(C) Refer to explanatory notes.
(D)
Absent reimbursement by Fidelity, the expense ratio would have been 1.20%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights (continued)

Selected Per Unit and Supplementary Data	Vanguard VIF Real Estate Index Portfolio					Vanguard VIF Total Bond Market Index Portfolio
	Years Ended December 31,					Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018†
Unit value, beginning of year/period	$20.224	$15.890	$16.993	$16.414	$15.330	$10.842	$10.097	$10.000
Unit value, end of year/period	$19.013	$20.224	$15.890	$16.993	$16.414	$11.525	$10.842	$10.097
Units outstanding, beginning of year/period	341	329	417	899	181	2,103	—	—
Units Issued	82	78	118	127	856	65	2,103	—
Units Redeemed	(48)	(66)	(206)	(609)	(138)	—	—	—
Units Outstanding, end of year/period	375	341	329	417	899	2,168	2,103	—
Net Assets, end of year/period	$7,113	$6,889	$5,223	$7,085	$14,752	$24,981	$22,797	$—
Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%(E)
Investment Income Ratio (B)	2.53%	2.67%	3.88%	2.44%	2.07%	2.43%	—	—
Total Return (C)	-5.99%	27.27%	-6.49%	3.53%	7.07%	6.30%	7.38%	0.97%(F)(G)

Selected Per Unit and Supplementary Data	American Century VP Capital Appreciation Fund					American Funds New World Fund
	Years Ended December 31,					Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Unit value, beginning of year	$60.776	$45.221	$48.139	$39.875	$38.992	$32.200	$24.938	$29.567	$23.067	$22.109
Unit value, end of year	$85.869	$60.776	$45.221	$48.139	$39.875	$39.417	$32.200	$24.938	$29.567	$23.067
Units outstanding, beginning of year	5,597	6,038	6,614	7,232	7,837	21	21	18	15	—
Units Issued	319	154	175	358	368	12	1	3	3	15
Units Redeemed	(457)	(595)	(751)	(976)	(973)	—	(1)	—	—	—
Units Outstanding, end of year	5,459	5,597	6,038	6,614	7,232	33	21	21	18	15
Net Assets, end of year	$468,799	$340,157	$273,044	$318,416	$288,369	$1,288	$689	$509	$535	$352
Expense Ratio (A)	1.20%	1.20%	1.20%	1.01%(H)	0.95%(H)	1.20%	1.20%	1.20%	1.20%	1.20%
Investment Income Ratio (B)	0.10%	0.04%	—	—	—	0.31%	1.14%	1.09%	1.35%	1.90%
Total Return (C)	41.29%	34.40%	-6.06%	20.73%	2.26%	22.41%	29.12%	-15.66%	28.18%	4.33%

†
For the period July 2, 2018 (Initial Offering Date of Units) to December 31, 2018.
(A)(B)(C) Refer to explanatory notes.
(D)
The Subaccount does not have any Units issued as of the end of the year or period. The Unit Value is calculated based on the underlying fund or portfolio’s net asset value adjusted for a daily expense factor.
(E)
Annualized.
(F)
Not annualized.
(G)
The total return is derived from the change in value of the underlying fund or portfolio net asset value for the period adjusted for dividends, as applicable, and reduced by the Separate Account charges against the Subaccount’s assets for the number of days in the period.
(H)
Absent reimbursement by American Century, the expense ratio would have been 1.20%. For 2017, the expense rate reflects the weighted average of the expense charge in effect during the year.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights (continued)

Selected Per Unit and Supplementary Data	Calvert VP SRI Balanced Portfolio					DWS Capital Growth VIP
	Years Ended December 31,					Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Unit value, beginning of year	$6.805	$5.536	$5.757	$5.203	$4.882	$118.406	$87.384	$89.879	$72.023	$69.924
Unit value, end of year	$7.750	$6.805	$5.536	$5.757	$5.203	$162.671	$118.406	$87.384	$89.879	$72.023
Units outstanding, beginning of year	14,220	15,610	16,844	16,980	17,141	9,738	9,233	10,383	10,776	11,041
Units Issued	830	922	971	1,135	1,264	256	1,070	429	360	422
Units Redeemed	(1,302)	(2,312)	(2,205)	(1,271)	(1,425)	(710)	(565)	(1,579)	(753)	(687)
Units Outstanding, end of year	13,748	14,220	15,610	16,844	16,980	9,284	9,738	9,233	10,383	10,776
Net Assets, end of year	$106,548	$96,774	$86,421	$96,973	$88,337	$1,510,172	$1,152,996	$806,822	$933,259	$776,090
Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Investment Income Ratio (B)	1.54%	1.57%	1.78%	2.04%	1.89%	0.46%	0.42%	0.73%	0.72%	0.80%
Total Return (C)	13.88%	22.92%	-3.84%	10.66%	6.57%	37.38%	35.50%	-2.78%	24.79%	3.00%

Selected Per Unit and Supplementary Data	Invesco Oppenheimer V.I. Main Street Fund					MFS VIT III Mid Cap Value Portfolio
	Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018†
Unit value, beginning of year/period	$57.211	$43.838	$48.169	$41.669	$37.810	$11.407	$8.783	$10.000
Unit value, end of year/period	$64.410	$57.211	$43.838	$48.169	$41.669	$11.736	$11.407(D)	$8.783(D)
Units outstanding, beginning of year/period	604	612	616	614	611	—	—	—
Units Issued	27	44	33	38	39	—	—	—
Units Redeemed	(40)	(52)	(37)	(36)	(36)	—	—	—
Units Outstanding, end of year/period	591	604	612	616	614	—	—	—
Net Assets, end of year/period	$38,066	$34,527	$26,816	$29,648	$25,589	$—	$—	$—
Expense Ratio (A)	1.20%	1.20%	1.20%	1.20%	1.20%	0.95%(H)	0.95%(H)	0.95%(E)(H)
Investment Income Ratio (B)	1.52%	1.05%	1.16%	1.26%	1.12%	—	—	—
Total Return (C)	12.58%	30.51%	-8.99%	15.52%	10.28%	2.89%(G)	29.88%(G)	12.17%(F)(G)

†
For the period July 2, 2018 (Initial Offering Date of Units) to December 31, 2018.
(A)(B)(C) Refer to explanatory notes.
(D)
The Subaccount does not have any Units issued as of the end of the year or period. The Unit Value is calculated based on the underlying fund or portfolio’s net asset value adjusted for a daily expense factor.
(E)
Annualized.
(F)
Not annualized.
(G)
The total return is derived from the change in value of the underlying fund or portfolio net asset value for the period adjusted for dividends, as applicable, and reduced by the Separate Account charges against the Subaccount’s assets for the number of days in the period.
(H)
Absent reimbursement by MFS, the expense ratio would have been 1.20%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights (continued)

Selected Per Unit and Supplementary Data	PIMCO VIT Real Return Portfolio					T. Rowe Price Blue Chip Growth Portfolio
	Years Ended December 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Unit value, beginning of year	$14.031	$13.062	$13.493	$13.134	$12.640	$39.117	$30.403	$30.115	$22.351	$22.412
Unit value, end of year	$15.481	$14.031	$13.062	$13.493	$13.134	$52.029	$39.117	$30.403	$30.115	$22.351
Units outstanding, beginning of year	245	219	169	400	69	3,922	3,764	873	591	790
Units Issued	51	49	50	52	331	686	357	2,920	296	365
Units Redeemed	(42)	(23)	—	(283)	—	(248)	(199)	(29)	(14)	(564)
Units Outstanding, end of year	254	245	219	169	400	4,360	3,922	3,764	873	591
Net Assets, end of year	$3,937	$3,436	$2,863	$2,281	$5,254	$226,865	$153,416	$114,431	$26,282	$13,221
Expense Ratio (A)	1.10%(D)	1.10%(D)	1.10%(D)	1.10%(D)	1.10%(D)	0.95%(E)	0.95%(E)	0.95%(E)	1.04%(E)	1.05%(E)
Investment Income Ratio (B)	1.61%	1.85%	2.60%	2.17%	2.41%	—	—	3.87%	—	—
Total Return (C)	10.33%	7.42	-3.19%	2.73%	3.91%	33.01%	28.66%	0.96%	34.74%	-0.27%

(A)(B)(C) Refer to explanatory notes.
(D)
Absent reimbursement by PIMCO, the expense ratio would have been 1.20%.
(E)
Absent reimbursement by the T. Rowe Price, the expense ratio would have been 1.20%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
4. Financial Highlights (continued)
Explanatory notes:
(A)
This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B)
This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values and charges made directly to policy owner accounts through the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.
(C)
The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.
5. Calculation of Accumulation Unit Values
Interest in the Subaccounts is represented by Accumulation Units. Each Subaccount’s Accumulation Units have a different value, based on the value of the Subaccount’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Subaccount’s Accumulation Unit Value from the close of one Valuation Day to the close of the next Valuation Day (Valuation Period), an Accumulation Unit Change Factor is used.
The Accumulation Unit Change Factor for each Subaccount for any Valuation Period is:
(a)
The ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier (calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier) for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend multiplier for the preceding Valuation period, divided by
(b)
1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.
6. Other Matters
During the year, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2020
6. Other Matters (continued)
Management is monitoring developments relating to COVID-19 and are coordinating its operational response based on existing business continuity plans and on guidance from global health organizations, relevant governments and general pandemic response best practices.
7. Subsequent Events
Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events through April 29, 2021. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.